                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 23, 2000

                               OVERLAND DATA, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

             0-22071                              95-3535285
      (Commission File Number)          (IRS Employer Identification No.)

              8975 Balboa Avenue, San Diego, California 92123-1599 (Address of principal executive offices, including zip code)

                                 (858) 571-5555
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 23, 2000, Overland Data, Inc., a California corporation (the "Company"), purchased certain inventories, fixed assets, supplies, intellectual property, trademarks and Internet addresses from Tecmar Technologies International, Inc., Tecmar Technologies, Inc., and Ditto, Inc., pursuant to that certain Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation, Tecmar Technologies International, Inc., Tecmar Technologies, Inc., and Ditto, Inc. The total consideration for the purchase amounted to approximately $3,333,000.

         A description of the transaction is set forth in the Company's news release, dated February 23, 2000, a copy of which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the Company will file financial statements required by this item on a report on Form 8-K/A as soon as is practicable, but in no event later than 60 days after the date the Company is required to file this report on Form 8-K.

(b)      Pro Forma Financial Information.

         In accordance with Item 7(a)(4) of Form 8-K, the Company will file pro forma financial information required by this item on a report on Form 8-K/A as soon as is practicable, but in no event later than 60 days after the date the Company is required to file this report on Form 8-K.

(c)      Exhibits.

         2.1* Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation, Tecmar Technologies International, Inc., Tecmar Technologies, Inc., and Ditto, Inc.*

         99.1     News Release dated February 23, 2000

* The table of contents to the Asset Purchase Agreement lists the exhibits and schedules to the Asset Purchase Agreement. In accordance with Item 601-(b)(2) of Regulation S-K, the exhibits and schedules to the Asset Purchase Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2000                      Overland Data, Inc.

                                         By: /s/ VERNON A. LOFORTI


                                             -------------------------------
                                             Vernon A. LoForti
                                             Vice President, Chief Financial
                                             Officer and Secretary

                                INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------

2.1* Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation, Tecmar Technologies International, Inc., Tecmar Technologies, Inc., and Ditto, Inc.*

99.1              News Release dated February 23, 2000.

* The table of contents to the Asset Purchase Agreement lists the exhibits and schedules to the Asset Purchase Agreement. In accordance with Item 601-(b)(2) of Regulation S-K, the exhibits and schedules to the Asset Purchase Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.